UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GX ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

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GX ACQUISITION CORP.
1325 Avenue of the Americas, 25th Floor
New York, NY 10019

To the Stockholders of GX Acquisition Corp.:

You are cordially invited to attend the 2020 annual meeting of stockholders (the “Annual Meeting”) of GX Acquisition Corp. (the “Company”) to be held on December 29, 2020 at 10:00 a.m., Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/gxacquisitioncorp/2020. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.	To elect one director to serve as a Class I director on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until his successor is elected and qualified;

2.	To ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has ratified the selection of the close of business on November 27, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,
/s/ Jay R. Bloom
Co-Chairman and Chief Executive Officer

This proxy statement is dated December 4, 2020
and is being mailed with the form of proxy on or shortly after December 7, 2020.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person online at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

GX ACQUISITION CORP.
1325 Avenue of the Americas, 25th Floor
New York, NY 10019

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 29, 2020

To the Stockholders of GX Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2020 annual meeting of stockholders (the “Annual Meeting”) of GX Acquisition Corp., a Delaware corporation (the “Company”), will be held on Tuesday, December 29, 2020 at 10:00 a.m., Eastern Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/gxacquisitioncorp/2020. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.	To elect one director to serve as a Class I director on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until his successor is elected and qualified;

2.	To ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2020; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 27, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. All holders of shares of Class A common stock and Class B common stock are entitled to vote on both proposals.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/gxacquisitioncorp/2020.

By Order of the Board,
/s/ Jay R. Bloom
Co-Chairman and Chief Executive Officer

i

GX ACQUISITION CORP.
1325 Avenue of the Americas, 25th Floor
New York, NY 10019

PROXY STATEMENT
2020 ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, December 29, 2020, at 10:00 a.m., Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of GX Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, December 29, 2020 at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about December 7, 2020.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2020.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect one director to serve as Class I director on the Board until the 2023 annual meeting of stockholders or until his successor is elected and qualified; and

2.	To ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2020.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that all stockholders vote “FOR” the director nominee and “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, as of the close of business on November 27, 2020 are entitled to vote at the Annual Meeting. As of the Record Date, there were 28,750,000 shares of Class A common stock and 7,187,500 shares of Class B common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 27, 2020, there were 28,750,000 shares of Class A common stock and 7,187,500 shares of Class B common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 17,968,751 shares of Class A common stock and Class B common stock combined must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint each of Jay R. Bloom and Dean C. Kehler, our Co-Chairmen and Chief Executive Officers as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing each of Mr. Bloom and Mr. Kehler to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	Online. If you are a stockholder of record, you may vote online before the Annual Meeting, or vote at the Annual Meeting via the webcast.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	Online at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of a Class I director is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes of the holders of Class A common stock and Class B common stock cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our audit committee of Marcum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of Class A common stock and Class B common stock present in person online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of Class A common stock and Class B common stock combined is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 1325 Avenue of the Americas, 25th Floor, New York, NY 10019 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominee and “FOR” the ratification of Marcum to serve as our independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to GX Sponsor LLC, a Delaware limited liability company, of which Cooper Road, LLC, an entity controlled by Jay R. Bloom and Dean C. Kehler, our co-Chairmen and Chief Executive Officers, is the managing member.

Who can help answer my questions?

You can contact our Chief Financial Officer, Andrea J. Kellett at (212) 616-3700 or by sending a letter to Ms. Kellett at the offices of the Company at 1325 Avenue of the Americas, 25th Floor, New York, NY 10019 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of GX Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, December 29, 2020, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Tuesday, December 29, 2020, at 10:00 a.m., Eastern Time as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/gxacquisitioncorp/2020. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	To elect one director to serve as a Class I director on the Board until the 2023 annual meeting of stockholders or until his successor is elected and qualified; and

●	To ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2020.

Record Date, Voting and Quorum

Our Board ratified the selection of the close of business on November 27, 2020, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 28,750,000 shares of Class A common stock and 7,187,500 shares of Class B common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

For each proposal, the holders of 17,968,751 shares of common stock entitled to vote, present in person virtually or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the stockholders present in person virtually or represented by proxy and entitled to vote in the election of directors is required to elect the director nominee.

The approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the stockholders, present virtually or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate the Co-Chief Executive Officers, each to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Bloom or Mr. Kehler.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, shares of Class A common stock and Class B common stock will be voted “FOR” the election of the director nominee, and shares of Class A common stock and Class B common stock will be voted “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, Andrea J. Kellett, at (212) 616-3700.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, NY 10019) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Annual meeting. For example, you may submit an account statement showing that you beneficially owned shares of GX Acquisition Corp. as of the record date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Dissent or Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, NY 10019. Our telephone number at such address is (212) 616-3700.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Jay R. Bloom	65	Co-Chairman and Chief Executive Officer (Class III Director)
Dean C. Kehler	63	Co-Chairman and Chief Executive Officer (Class III Director)
Michael G. Maselli	60	Vice President of Acquisitions
Andrea J. Kellett	64	Chief Financial Officer
Hillel Weinberger	67	Class II Director
Marc Mazur	61	Class II Director
Paul S. Levy	73	Class I Director Nominee

The experience of our directors and executive officers are as follows:

Jay R. Bloom, our Co-Chairman and Chief Executive Officer since inception, is a Managing Partner of Trimaran, which he co-founded in 1998, and serves as a Manager of Trimaran Fund II, an existing private equity fund. Trimaran and affiliated entities have managed, through Trimaran Fund Management, L.L.C., private equity funds, collateralized loan obligations, and hedge funds (in the case of hedge funds, as sub-advisor). Prior to Trimaran, Mr. Bloom was a Managing Director and Vice Chairman of CIBC, where he was responsible for CIBC’s United States and European Merchant Banking activities, which were conducted through the CIBC Funds. In addition, Mr. Bloom was responsible for overseeing CIBC’s United States and European Leveraged Finance businesses, which included financial sponsor coverage; acquisition finance; high yield origination, underwriting, sales and trading; private placements; and financial restructuring advisory services. Prior to CIBC, Mr. Bloom was a co-founder of Argosy, a boutique investment bank that engaged in leveraged finance activities and principal investing. Argosy was acquired by CIBC in 1995. Prior to Argosy, Mr. Bloom was a Managing Director of Drexel Burnham Lambert Inc., and before that he was an investment banker at Lehman Brothers. Mr. Bloom also practiced law at Paul Weiss Rifkind Wharton & Garrison. Within the last five years, Mr. Bloom has served on the Board of Directors of El Pollo Loco, Inc. until its IPO (restaurants), KCAP Financial Inc. (fixed income investments/asset management; NASDAQ: KCAP), ChanceLight, Inc. (for-profit education), Norcraft Companies, Inc. (building products) and Brite Media Group LLC (specialty advertising). He has also in the past served as a director of Accuride Corporation (heavy truck components; NYSE: ACW), Consolidated Advisors, LLC (asset management), Domino’s Pizza, Inc. (restaurants), Freightcar America, Inc. (rail cars), Global Crossing Ltd. (telecommunications; NYSE: GX), Heating Oil Partners, L.P. (energy), IASIS Healthcare Corporation (hospitals and insurance), Millennium Digital Media Holdings (cable/telecom), Morris Materials Handling, Inc. (capital equipment), NSP Holdings LLC (safety products), PrimeCo Wireless Communications LLC (communications), Source Financial Corporation (retail), Standard Steel, LLC (railcar components) and Transportation Technologies, Inc (heavy truck components). He serves on the Advisory Board of the Richman Center for Business, Law and Public Policy at Columbia University, has served as a member of the Cornell University Council and the Cornell University Undergraduate Business Program Advisory Council, and is an emeritus member of the Advisory Council of the Johnson Graduate School of Management at Cornell University. Mr. Bloom graduated summa cum laude from Cornell University with a B.S degree, from the Johnson Graduate School with an M.B.A degree and from Columbia University School of Law with a J.D. degree, where he was a member of the Board of Editors of the Columbia Law Review. Mr. Bloom is well qualified to serve as a Director due to his extensive financial, investment, operation and private and public company experience.

Dean C. Kehler, our Co-Chairman and Chief Executive Officer since inception, is a Managing Partner of Trimaran, which he co-founded in 1998, and serves as a Manager of Trimaran Fund II. Since 2019, he has served as Co Chairman and Chief Executive Officer of GXGX. Prior to Trimaran, Mr. Kehler was a Managing Director and Vice Chairman of CIBC, where he was responsible for CIBC’s United States and European Merchant Banking activities, which were conducted through the CIBC Funds. In addition, Mr. Kehler was responsible for overseeing CIBC’s United States and European Leveraged Finance businesses, which included financial sponsor coverage; acquisition finance; high yield origination, underwriting, sales and trading; private placements; and financial restructuring advisory services. Prior to CIBC, Mr. Kehler was a co-founder of Argosy. Prior to Argosy, Mr. Kehler was a Managing Director of Drexel Burnham Lambert Inc., and before that he was an investment banker at Lehman Brothers. Mr. Kehler serves on the Boards of Directors of El Pollo Loco Holdings, Inc. (restaurants; NASDAQ: LOCO); Portman Ridge Finance Corporation. (fixed income investments/asset management; NASDAQ: PTMN)(formerly KCAP Financial Corp. NASDAQ: KCAP). He also serves as a Member of the Board of Overseers of the University of Pennsylvania School of Nursing, and formerly served as its Chairman. Within the last five years, he has served a director of Ashley Stewart Holdings, Inc. (retail), Inviva Inc. (insurance), and Graphene Frontiers, LLC (graphene). Mr. Kehler previously served as a director of Continental Airlines Inc. (airlines; NYSE: CAL); Global Crossing Ltd. (telecommunications; NYSE: GX); Hills Department Stores, Inc. (retail; NYSE: HDS); TeleBanc Financial Corp. (Internet banking; NASDAQ: TBFC); Booth Creek Ski Group, Inc. (real estate;leisure); CB Holding Corp. (restaurants); CNC Holding Corp. (retail); Heating Oil Partners, L.P. (energy); Jefferson National Financial Corporation (annuities); PrimeCo Wireless Communications, LLC (communications); Source Financing Corp (retail); TLC Beatrice International Inc. (consumer products); Urban Brands, Inc. (retail); and Security First Corp. (cyber security and data management software). In addition, Mr. Kehler previously served as a board observer of ITC Holdings, Inc. (electric transmission). Mr. Kehler previously served as a Director, Treasurer and Chair of the Finance Committee of CARE USA, one of the world’s largest private humanitarian organizations. Mr. Kehler graduated from the Wharton School of the University of Pennsylvania. Mr. Kehler is well qualified to serve as a Director due to his extensive financial, investment, operation and private and public company experience.

Michael G. Maselli, our Vice President of Acquisitions since inception, has been a Managing Director of Trimaran Fund Management, L.L.C. since 2006. Mr. Maselli has guided companies and their boards as a director or advisor for over 30 years. Before joining Trimaran, Mr. Maselli worked in the Corporate and Leverage Finance Groups of CIBC. Prior to joining CIBC in 1997, Mr. Maselli served as a Managing Director in Bear Stearns’ corporate finance group and, prior to that, as a Vice President at Kidder Peabody & Co. Incorporated. Since, 2011, Mr. Maselli has served as the Chairman of the Board of El Pollo Loco Holdings Inc. (Ticker: LOCO, NASDAQ). From 2013 to 2015, he served on the board of directors of Norcraft Companies, Inc., and served on the board of managers of its predecessor company beginning in 2003. Additionally, Mr. Maselli served on the board of directors of ChanceLight, Inc. (f/k/a Educational Services of America, Inc.) and Standard Steel, LLC, and was director as well as Chairman of the Board of CB Holding Corp. Mr. Maselli received an MBA with distinction from The A.B. Freeman School at Tulane University and a bachelor’s degree in economics from the University of Colorado.

Andrea J. Kellett, our Chief Financial Officer since inception, has been a Managing Director and the Chief Financial Officer of Trimaran since 2006. Mrs. Kellett is responsible for accounting, management and financial reporting, human resources and administrative matters. Prior to joining Trimaran, Mrs. Kellett was an Executive Director in the Leveraged Finance Group of CIBC and was the Controller of Argosy, which she joined in 1990. Prior to joining Argosy, Mrs. Kellett was a Vice President in the Real Estate Tax Shelter Department of Thomson McKinnon Securities, Inc. Mrs. Kellett began her career as an auditor for Arthur Young & Co. Mrs. Kellett received her B.S. from the School of Business at the State University of New York at Albany.

Hillel Weinberger, one of our directors since May 2019, has since 2010 been a Principal of HLA, a privately-owned venture capital firm. Prior to this, from 2007 to the present, Mr. Weinberger has been co-founder of Hillmark Capital Management, L.P., and before this was a Senior Vice-President of Loews/CNA Holdings, a property and casualty insurance company, from 1988 to 2006. Prior thereto he was a Senior Vice-President of Presidential Life, from 1982 to 1988. He has served on the boards of Global Crossing Ltd. (telecommunications; NYSE: GX) from 1997 to 2000, where he chaired the Audit Committee, and News Communications, Inc. (newspaper and magazine publishing) from 1990 to 1993. Mr. Weinberger attended Temple University and the Benjamin N. Cardozo School of Law. He is well qualified to serve on our Board due to his investment, operational and board experience.

Marc Mazur, one of our directors since May 2019, has served as an Industry Advisor for Brightwood Capital Advisors, LLC, a private debt fund, since 2014. From 2006 until 2008, Mr. Mazur served as the Chief Executive Officer of Brevan Howard U.S. Asset Management, a London-based global macro hedge fund, and a senior advisor of this company until 2010. From 2010 through December 2019, Mr. Mazur served as a member of the board of directors for Fibrocell Science, Inc. (NASDAQ: FCSC), an autologous cell and gene therapy company. Mr. Mazur also served as chairman of the audit committee and a member of the valuation committee of Sutter Rock Capital (NASDAQ:SSSS) (formerly GSV Capital Corp (NASDAQ:GSVC), a business development company that invests in late-stage venture-backed private companies since 2017. He served a senior advisor to Tsinghua Venture Capital from 2001 to 2005. Mr. Mazur served as a Vice President at Salomon Brothers, Inc from 1984 to 1987 and served as a Vice President in the Fixed Income Division of The Goldman Sachs Group, Inc. from 1987 until 1996, and served as a consultant for Goldman from 1997 to 1999. Between 2010 and 2014, he served as a director of Staywell Health and as a director of DeVilbiss Health, private companies in the wellness and medical device fields. Mr. Mazur received his B.A. in Political Science from Columbia University and a J.D. from Villanova University School of Law. He is well qualified to serve on our Board due to his senior executive-level experience in finance, healthcare consulting and business strategy, as well as his board experience.

Paul S. Levy, one of our directors since May 2019, is a Managing Director of JLL Partners, Inc., a private equity firm focused on leveraged buyout transactions and leveraged recapitalizations of middle-market companies, which he founded in 1988. He is a director of Builders FirstSource (NASDAQ: BLDR), a supplier of building supplies and materials, since 1998, and LOAR Group, a business platform specializing in the design and manufacture of aerospace components, since 2011. He is also a director of private portfolio companies on behalf of JLL Partners, Inc. Additionally, in the last five years he served on the boards of the following companies: Patheon, Inc., a pharmaceutical contract development and manufacturing organization, PGT Innovations, Inc. (NYSE: PGTI) a manufacturer of building materials, IASIS Healthcare LLC and The J.G. Wentworth Company (OTCQX: JGWEQ). Mr. Levy received his B.A. summa cum laude and Phi Beta Kappa, from Lehigh University and his J.D. from the University of Pennsylvania Law School. He is well qualified to serve on our Board due to his experience in investing, finance and his public company board experience.

Corporate Governance

Number and Terms of Office of Officers and Directors

We currently have five (5) directors. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Levy, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Weinberger and Mazur, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Bloom and Kehler, will expire at the third annual meeting of stockholders.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the board of directors.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2019:

●	the Board acted by unanimous written consent in lieu of a meeting one time;

●	three meetings of the audit committee were held; and

●	no meetings of the compensation committee were held.

Each of our incumbent directors attended or participated in at least 66.67% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2019.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the board of directors. Messrs. Weinberger, Mazur and Levy serve as members of our audit committee, and Mr. Mazur chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Messrs. Weinberger, Mazur and Levy meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Each member of the audit committee is financially literate, and our board of directors has determined that Mr. Mazur qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. Messrs. Weinberger and Levy serve as members of our compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Weinberger and Levy are independent, and Mr. Weinberger chairs the compensation committee. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our sponsor of $10,000 per month, for up to 24 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Weinberger, Mazur and Levy. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Hillel Weinberger
Marc Mazur

Paul S. Levy

* The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner pursuant to Section 16(a).

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics as an exhibit to the registration statement in connection with our initial public offering. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

None of our officers has received any cash compensation for services rendered to us. We pay our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, has been or will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Weinberger, Mazur and Levy are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our audit committee is entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 27, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock (2)
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class	% of Total Common Stock
Directors and Executive Officers (1)
Jay R. Bloom (3)	-	-	7,187,500	100%	20%
Dean C. Kehler (3)	-	-	7,187,500	100%	20%
Michael G. Maselli (4)	-	-	-	-	-
Andrea J. Kellett (4)	-	-	-	-	-
Hillel Weinberger (4)	-	-	-	-	-
Marc Mazur (4)	-	-	-	-	-
Paul S. Levy (4)	-	-	-	-	-

All executive officers and directors as a group (7 individuals)			7,187,500	100%	20%

5% or More Shareholders:
GX Sponsor LLC (1)(3)			7,187,500	100%	20%
Linden Capital L.P. (5)	2,576,000	8.96%	-	-	7.17%
Polar Asset Management Partners Inc. (6)	2,200,000	7.65%	-	-	6.12%
Magnetar Financial LLC (7)	1,500,000	5.22%	-	-	4.17%
HGC Investment Management Inc. (8)	1,702,500	5.92%	-	-	4.74%
RP Investment Advisors LP (9)	1,653,259	5.75%	-	-	4.60%
AQR Capital Management, LLC (10)	1,398,800	4.87%	-	-	3.89%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor

(2)	Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)	GX Sponsor LLC, our sponsor is the record holder of such shares. Cooper Road, LLC, an entity controlled by Jay R. Bloom, and Dean C. Kehler, our co-Chairmen and Chief Executive Officers, are the managing members of our sponsor, and as such have voting and investment discretion with respect to the common stock held of record by our sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)	Each of these individuals hold an interest in our sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)	Pursuant to a Schedule 13G/A filed by such persons as a group with the SEC on January 14, 2020, as of December 31, 2019, each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of 2,576,000 Shares. This amount consists of 2,353,166 Shares held by Linden Capital and 222,834 Shares held by separately managed accounts. As of December 31, 2019, each of Linden GP and Linden Capital may be deemed the beneficial owner of the 2,353,166 Shares held by Linden Capital.

(6)	Pursuant to a Schedule 13G filed by Polar Asset Management Partners Inc. with the SEC on February 11, 2020 (“Polar Asset Management”), Polar Asset Management, a company incorporated under the laws of Ontario, Canada, serves as investment advisor to Polar Multi-Strategy Master Fund, a Cayman islands exempted company (“PMSMF”), with respect to the such shares which are directly held by PMSMF.

(7)	Pursuant to a Schedule 13G filed by such persons as a group with the SEC on February 13, 2020, as of December 31, 2019, each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Litowitz held 1,500,000 Units. The amount consists of (A) 585,000 Units held for the account of Magnetar Constellation Master Fund, Ltd; (B) 30,000 Units held for the account of Magnetar Capital Master Fund Ltd; and (C) 375,000 Units held for the account of Magnetar Xing He Master Fund Ltd; (D) 180,000 Units held for the account of Magnetar Constellation Fund II, Ltd; (E) 135,000 Units held for the account of Magnetar SC Fund Ltd; and (F) 195,000 Units held of the account of Magnetar Structured Credit Fund, LP. The Units held by the Magnetar Funds represent approximately 5.22% of the total number of Units outstanding (calculated pursuant to Rule 13d-3(d)(1)(i)) of the outstanding Units of the Issuer).

(8)	Pursuant to a Schedule 13G filed by HGC Investment Management Inc. (“HGC”), with the SEC on February 14, 2020, serves as the investment manager to HGC Arbitrage Fund LP, an Ontario limited partnership (the “Fund”), with respect to such shares held by HGC on behalf of the Fund. The principal business office of each of the above entities is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9.

(9)	Pursuant to a Schedule 13G filed by RP Investment Advisors LP (“RP”) with the SEC on February 14, 2020, RP Select Opportunities Master Fund Ltd., RP Debt Opportunities Fund Ltd. and RP Alternative Global Bond Fund are the record and direct beneficial owners of the securities. RP Investment Advisors LP is the investment advisor of, and may be deemed to beneficially own securities owned by, RP Select Opportunities Master Fund Ltd., RP Debt Opportunities Fund Ltd. and RP Alternative Global Bond Fund. The principal business office of each of the entities named herein is 39 Hazelton Avenue, Toronto, Ontario, Canada M5R 2E3.

(10)	Pursuant to a Schedule 13G filed by AQR Capital Management, LLC with the SEC on February 14, 2020, AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. CNH Partners, LLC is deemed to be controlled by AQR Capital Management, LLC. AQR Capital Management, LLC, and CNH Partners, LLC act as investment manager to AQR Absolute Return Master Account, L.P. AQR Principal Global Asset Allocation, LLC is the general partner of AQR Absolute Return Master Account, L.P. The principal business office of each of the entities named herein is 2 Greenwich Plaza, Greenwich, CT 06830.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In September 2018, we issued an aggregate of 8,625,000 founder shares to our sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.003 per share. In April 2019, our sponsor forfeited 1,437,500 founder shares, leaving it with an aggregate of 7,187,500 founder shares. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our initial public offering. The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Our sponsor purchased an aggregate of 7,000,000 private placement warrants for a purchase price of $1.00 per warrant in a private placement that occurred simultaneously with the closing of our initial public offering. As such, our sponsor’s interest in this transaction is valued at $7,000,000, depending on the number of private placement warrants purchased. Each private placement warrant entitles the holder thereof to purchase one share of our Class A common stock at a price of$11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of our initial business combination.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

Commencing in May 2019, we pay Trimaran Fund Management LLC, an affiliate of our sponsor, a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

In order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds on a non-interest bearing basis as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

PROPOSAL ONE — ELECTION OF CLASS I DIRECTOR

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Mr. Levy is nominated for election at this Annual Meeting of stockholders, as a Class I director, to hold office until the annual meeting of stockholders in 2023, or until his successor is chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of the director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of the Class I director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors. The nominee receiving the highest number of affirmative votes shall be elected as a director. You may withhold votes from a director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum of the holders of Class A common stock and Class B common stock combined is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of the abovementioned nominee.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the audit committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2020, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2019. A representative of Marcum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2019 and for the period from August 24, 2018 (inception) through December the31, 2018 totaled $92,195 and $53,560 respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2019 and for the period from August 24, 2018 (inception) through December 31, 2018.

Tax Fees. We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2019 and for the period from August 24, 2018 (inception) through December 31, 2018.

All Other Fees. We did not pay Marcum for other services for the year ended December 31, 2019 and for the period from August 24, 2018 (inception) through December 31, 2018.

Our audit committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board of Directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Marcum requires the vote of a majority of the votes cast by stockholders present in person virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. All holders of Class A common stock and Class B common stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Marcum as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2021 Annual Meeting

We anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 1325 Avenue of the Americas, 25th Floor, New York, NY 10019 no later than August 1, 2021.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of  (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2021 Annual Meeting, assuming the meeting is held on or about December 29, 2021, notice of a nomination or proposal must be delivered to us no later than September 30, 2021 and no earlier than August 21, 2021. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The co-Chairmen of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1325 Avenue of the Americas, 25th Floor, New York, NY 10019, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to GX Acquisition Corp., 1325 Avenue of the Americas, 25th Floor, New York, NY 10019, Attn: Secretary.

GX ACQUISITION CORP.
1325 Avenue of the Americas, 25th Floor
New York, NY 10019
December 4, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
GX ACQUISITION CORP.

The undersigned hereby appoints Jay R. Bloom and Dean C. Kehler, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of GX Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on November 27, 2020 at the Annual Meeting of Stockholders to be held virtually on December 29, 2020, at 10:00 a.m., Eastern Time, or any adjournment or postponement thereof  (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

GX ACQUISITION CORP.
This Proxy Statement and the 2019 Annual Report on Form 10-K are available at:
https://www.cstproxy.com/gxacquisitioncorp/2020

GX ACQUISITION CORP.

Vote Your Proxy by mail: Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE AND “FOR” PROPOSAL TWO.

1	To elect one Class I Director to serve on the Company’s Board of Directors until the 2023 annual meeting of stockholders or until his successor is elected and qualified.

Election of Class I Director: Paul S. Levy

For ☐	Withhold ☐

2	Ratification of the selection by the audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020.

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date , 2020

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.